DELAWARE DELCHESTER FUND
               DELAWARE HIGH-YIELD OPPORTUNITIES FUND

           Supplement to Prospectuses Dated September 29, 1999


          Effective as of April 24, 2000, each Fund changed its dividend declaration frequency from daily to monthly. Each Fund will continue to pay dividends, if any, monthly.



                    DELAWARE STRATEGIC INCOME FUND

           Supplement to Prospectuses Dated September 29, 1999


          Effective as of April 24, 2000, the Fund changed its dividend declaration frequency from daily to monthly. The Fund will continue to pay dividends, if any, monthly.